EXHIBIT 10.41
FOURTH AMENDMENT TO LEASE

THIS FOURTH AMENDMENT TO LEASE (the “Amendment”) dated this 26th of November, 2012 amends that certain Lease dated July 24, 2007 and amended on November 4, 2008, March 2, 2012 and June 15, 2012 by and between BIOLIFE SOLUTIONS, INC. (“Tenant”) and MONTE VILLA FARMS LLC (“Landlord”) (the “Lease”) in the project known as “Monte Villa Farms” located in Bothell, Washington.

RECITALS

WHEREAS, Tenant is desirous of leasing additional square footage, and Landlord is desirous of leasing both additional square footage to Tenant on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each of the parties hereto, Landlord and Tenant agree to amend the Lease as follows:

1.	The fifth Whereas paragraph shall be amended to read as follows:

“WHEREAS, Tenant has leased approximately 7,169 rentable square feet of office space as shown on Exhibit C.1 attached hereto (the "Office Expansion Premises"), approximately 6,031 rentable square feet of the first floor of the Production Building as shown on Exhibit C.2 attached hereto ("Clean Room Premises") and 7,561 rentable square feet in the Production Building as shown on Exhibit C.4 attached hereto (“Production Expansion Premises”), Tenant is desirous of leasing approximately 5,103 rentable square feet of additional space of the Production Building as shown on Exhibit C.5 (“Cleanroom Support Premises”), and Landlord is desirous of leasing the Cleanroom Support Premises to Tenant on the terms and conditions set forth herein.  The Clean Room Premises, the Office Expansion Premises, the Production Expansion Premises and the Cleanroom Support Premises shall be collectively known as the “Demised Premises”.  The rentable square footage of the Clean Room Premises will be adjusted per BOMA based on the changes to the first floor of the Production Building made by this Amendment. The revised total rentable square footage of leased space shall be approximately 25,864 square feet, or as otherwise measured according to BOMA standard.

2.	Paragraph 1.1.(b) shall be added to read as follows:

“The Commencement Date for the Cleanroom Support Premises shall be upon completion of the Tenant Improvement (to be completed by March 31, 2013), contingent on plans being approved by the City of Bothell.

3.	Paragraph 1.1.(c) shall be added to read as follows:

“The Expiration Date for the Demised Premises shall be July 31, 2021.”

4.	Delete Paragraph 12 of the Second Amendment to Lease, and replace with:

“Tenant shall have two (2) five (5) year renewal options from August 1, 2021 to July 31, 2026 and from August 1, 2026 to July 31, 2031 for the Demised Premises according to the terms specified in Paragraph 35 of the Lease.”

5.	Paragraph 13, line 2 of the Second Amendment to Lease, delete “(June 30, 2018)” and insert “(July 31, 2018)”.

6.	Paragraph 1.2, line 4, delete “C and C.1, C.2 and C.3” and insert “C, C.1, C.2, C.4 and C.5”.

7.	In Paragraph 1.2, add to the end of the paragraph:

“5,103 RSF in the Cleanroom Support Premises (Exhibit C.5)”

8.	Paragraph 1.3, line 14, delete “thirty (30)” and insert “thirty five (35)”.

9.	Paragraph 2.6 (a) line 3, delete “20,761” and insert “25,864”.

10.	Paragraph 2.6(a) line 5, delete “7.34%” and insert “9.14%”.

11.
Tenant will be allowed early access for two weeks at no charge (for the spaces added to the Lease under this expansion) for the purpose of installing cabling, furniture or other tenant fixtures.  Tenant shall not be required to pay for utility or elevator charges during its early access period.

12.	Exhibit B.3 shall be replaced by Exhibit B.4.

13.	Exhibit D.3 shall be added, defining the Tenant Improvement for the Cleanroom Support Premises.

Other than set forth above, all terms and conditions of the lease remain in full force and effect. The parties hereby reaffirm and confirm such terms and conditions.  This agreement may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.  Facsimile copies will be considered originals.

TENANT BIOLIFE SOLUTIONS, INC. a Delaware corporation	LANDLORD MONTE VILLA FARMS LLC, A Washington limited liability company

By: /S/ Daphne Taylor	By: /S/ Robert E. Hibbs

Name: Daphne Taylor Its: Chief Financial Officer	Name: Robert E. Hibbs Its Manager

EXHIBIT B.4

BASIC ANNUAL RENT

	Base Rent	Amortized TI	TOTAL
January - July 2013	$21.20	$2.32	$23.52
Aug 2013 - July 2014	$21.73	$2.32	$24.05
Aug 2014 - Jan 2015	$22.28	$2.32	$24.59
Feb 2015 - July 2015	$22.28	$-	$22.28
Aug 2015 - July 2016	$22.72	$-	$22.72
Aug 2016 - July 2017	$23.18	$-	$23.18
Aug 2017 - July 2018	$23.64	$-	$23.64
Aug 2018 - July 2019	$24.11	$-	$24.11
Aug 2019 - July 2020	$24.60	$-	$24.60
Aug 2020 - July 2021	$25.09	$-	$25.09

Landlord has the right to create up to 50,000 sq ft of additional space on the Property (the “Additional Space”). The creation of the Additional Space will reduce the Operating Expenses for the Premises (the “Additional Space Expense Reduction”). Tenant agrees that should Landlord create the Additional Space then the Rent shall be increased (effective as of the date of the inclusion of the Additional Space) by the amount of any Additional Space Expense Reduction.  Such a reduction shall be computed (within six months of the inclusion of Additional Space) by subtracting (i) the Tenant’s Proportionate Share of the Operating Expenses and Taxes computed after the inclusion of the Additional Space in the square footage calculations from (ii) Tenant’s Proportionate Share of the Operating Expenses and Taxes computed before the inclusion of the Additional Space in the square footage calculations.  Landlord shall provide Tenant with such computations for Tenant’s review.

EXHIBIT C.1

OFFICE EXPANSION PREMISES

EXHIBIT C.2

CLEAN ROOM PREMISES

A.3
A.6
B
B.3
C
D
E
F
G
H
J
K
17
16
15.5
15
14
13
12

North

Production Building Basement Level

1/8" = 1'-0"

7/26/2010

EXHIBIT C.4

PRODUCTION EXPANSION PREMISES

A.3
A.6
B
B.3
C
D
E
F
G
H
J
K
17
16
15.5
15
14
13
12
MECHANICAL
ELECTRICAL
VESTIBULE
PALLET BUILD-UP
CORRIDOR
STAIR 2
MEDICAL PRODUCTS
electrical room
ASSEMBLY
PACKAGING
SETUP
VACUUM
MECHANICAL
SECURITY
MAIN LOBBY
VESTIBULE
STAIR 1
ELEV. EQUIP.
WOMEN
MEN
OFFICE
FACILITIES
R.O. ROOM
TRAINING ROOM
ELEV

Production Building Basement Level

1/8" = 1'-0"

7/26/2010

North

EXHIBIT C.5

CLEANROOM SUPPORT PREMISES

North

Production Building Basement Level

1/8" = 1'-0"

7/26/2010

EXHIBIT D.3

TENANT IMPROVEMENTS

Landlord will provide a “Turn Key” build out per the floorplan on Exhibit D.3.a according the following specifications (proposals attached as Exhibit D.3.b):

Landlord will perform the construction in-house, using its architect and preferred subcontractors.  Any change orders from this plan will be at Tenant’s expense.

●	Demo all interior walls and fixtures
●	Demo electrical
●	Demo lighting and rehang
●	Demo HVAC ducting
●	Demo plumbing and sinks
●	Roll up door and 39’ driveway to be added in the northeast corner
●	Structural beam to be added to support roll-up door
●	Sprinkler and fire alarm per code
●	Basic electrical serving space and connect new heat pump
●	Floors stripped and finished as sealed concrete
●	Ceiling and walls painted
●	Temperature controlled to maintain 25deg C +/- 5 degrees. One heat pump and Trane controller to be added
●	Card reader on west door
●	Fire extinguishers as necessary
●	Cat5e cabling
●	Wall base

Landlord will pay for the overrun of the Tenant Improvement cost (the amount exceeding the allowance of $33/SF plus $100,000) under the Second Amendment to Lease, not to include additional scope or changes added after 9/21/2012.  Total amount to be paid by Landlord is estimated to be roughly $110,000.

EXHIBIT D.3.a

TI FLOORPLAN